PRUDENTIAL INVESTMENT PORTFOLIOS 12
Prudential US Real Estate Fund

Supplement dated October 1, 2015 to the Currently Effective Statement of Additional Information

Effective as of October 1, 2015, the Fund’s Manager, Prudential Investments LLC (PI) has agreed to a reduced contractual management fee rate on Fund assets over $1 billion. To reflect this change, effective as of October 1, 2015 the contractual management fee rate for PI appearing in Part I of the Statement of Additional Information is hereby deleted, and the following new contractual management fee rate is substituted:

0.900% on average daily net assets up to and including $1 billion;
0.880% on the next $2 billion of average daily net assets;
0.860% on the next $2 billion of average daily net assets;
0.850% on the next $5 billion of average daily net assets;
0.840% on average daily net assets exceeding $10 billion.

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